FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): January 30, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



England and Wales               33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code:


              ---------------------------------------------------
       (Former name or former address, if changed since last report)



==============================================================================

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Item No. 5     Press release dated 30 January, 2004 - Holding(s) in Company

The company has received the following three notifications today:

     HBOS plc
     The Mound
     Edinburgh
     EH1 1YZ

Marconi Corporation plc
34 Grosvenor Square
London W1K 2HD

For the attention of Company Secretary

     27th January 2004

Dear Sirs

Companies Act 1985 (as amended) (the "Act")

Section 198 disclosure by HBOS plc on its own behalf of those of its subsidiaries which hold a material interest in Ordinary 25p shares comprising part of the relevant share capital of Marconi Corporation plc ("the Company")

Pursuant to Section 198 of the Act, we hereby give the Company notice that we no longer have a material interest (for the purposes of Sections 208 and 209 of the Act) in the Ordinary 25p shares comprising part of the relevant share capital (as defined in the section 198 of the Act) of the Company immediately after such time as our obligation to make this notification arose.

Please let us know if you require any further information. In the event of a query regarding the above please contact me on 0131 243 5562.

Yours faithfully

Kenny Melville
Company Secretarial Manager
For and on behalf of
HBOS plc
The company received the following notification today:


     HBOS plc
     The Mound
     Edinburgh
     EH1 1YZ

Marconi Corp. Plc
34 Grosvenor Square
London
W1K 2HD

For the attention of the Company Secretary
     28 January 2004

Dear Sirs,

Companies Act 1985 (as amended) (the Act)

Section 198 disclosure by HBOS plc on its own behalf and on behalf of those of its subsidiaries which hold a material interest in Ord 25p shares comprising part of the relevant share capital of Marconi Corporation plc ("the Company").

Pursuant to Section 198 of the Act, we hereby give the Company notice that we had an interest (for the purposes of Sections 208 and 209 of the Act) in the following shares comprising part of the relevant share capital (as defined in the section 198 of the Act) of the Company immediately after such time as our obligation to make this notification arose:-

                                                                 Number of     Percentage
Registered Holder:                                     Fund:    Share Held:     Holding:

Chase Nominees a/c CMIG                               1105       156,000        0.078%
Chase Nominees a/c CMIG                               2314       730,000        0.364%
Chase Nominees Ltd                                     WP       1,500,000       0.749%
HSBC Global Custody Nominee (UK) Ltd a/c 921561     SJP RF03     255,450        0.127%
HSBC Global Custody Nominee (UK) Ltd a/c 823617     SJP RF80    1,121,402       0.560%
HSBC Global Custody Nominee (UK) Ltd a/c 823629     SJP RF89     984,282        0.491%
HSBC Global Custody Nominee (UK) Ltd a/c 823757     SJP RF67     93,439         0.047%
HSBC Global Custody Nominee (UK) Ltd a/c 823794     SJP RF63     549,367        0.274%
HSBC Global Custody Nominee (UK) Ltd a/c 823873     SJP RF56     56,039         0.028%
HSBC Global Custody Nominee (UK) Ltd a/c 921548     SJP RF04     90,060         0.045%
HSBC Global Custody Nominee (UK) Ltd a/c 921573     SJP RF02     323,630        0.161%
HSDL Nominees Limited                                 N/A           8           0.000%
Morgan Nominees Ltd                                  HPFO         4,500         0.002%
Morgan Nominees Ltd                                 HXPEN         5,200         0.003%
Morgan Nominees Ltd                                 HPBA          5,600         0.003%
Morgan Nominees Ltd                                 HLFO         78,000         0.039%
Morgan Nominees Ltd                                 HLBA         87,000         0.043%
Morgan Nominees Ltd                                 HXLFE        88,000         0.044%

Aggregate material Holding of HBOS Group                        6,127,977       3.058%



Please let us know if you require any further information. In the event of a query regarding the above please contact me on 0131 243 5562.

Yours faithfully

Kenny Melville
Company Secretarial Manager
For and on behalf of
HBOS plc

The company has received the following notification:

     HBOS plc
     The Mound
     Edinburgh
     EH1 1YZ

Marconi Corporation plc
34 Grosvenor Square
London W1K 2HD

For the attention of Company Secretary

     29th January 2003

Dear Sirs

Companies Act 1985 (as amended) (the "Act")

Section 198 disclosure by HBOS plc on its own behalf of those of its subsidiaries which hold a material interest in Ordinary 25p shares comprising part of the relevant share capital of Marconi Corporation plc ("the Company")

Pursuant to Section 198 of the Act, we hereby give the Company notice that we no longer have a material interest (for the purposes of Sections 208 and 209 of the Act) in the Ordinary 25p shares comprising part of the relevant share capital (as defined in the section 198 of the Act) of the Company immediately after such time as our obligation to make this notification arose.

Please let us know if you require any further information. In the event of a query regarding the above please contact me on 0131 243 5562.

Yours faithfully

Kenny Melville
Company Secretarial Manager
For and on behalf of
HBOS plc


END

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: January 30, 2004